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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 2, 1999


                                    0-16979
                            (COMMISSION FILE NUMBER)

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                            TYCO INTERNATIONAL LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 BERMUDA                                 NOT APPLICABLE
     (JURISDICTION OF INCORPORATION)                     (IRS EMPLOYER
                                                     IDENTIFICATION NUMBER)

   THE GIBBONS BUILDING, 10 QUEEN STREET, SUITE 301, HAMILTON, HM 11, BERMUDA
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                                 441-292-8674*
                        (REGISTRANT'S TELEPHONE NUMBER)

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* THE EXECUTIVE OFFICES OF THE REGISTRANT'S PRINCIPAL UNITED STATES SUBSIDIARY,
  TYCO INTERNATIONAL (US) INC., ARE LOCATED AT ONE TYCO PARK, EXETER, NEW HAMPSHIRE 03833. THE TELEPHONE NUMBER THERE IS (603) 778-9700.

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ITEM 5.  OTHER EVENTS

     As previously reported, on April 2, 1999, Tyco International Ltd. (the "Company" or "Tyco") consummated a merger with AMP Incorporated ("AMP"). AMP, with annual revenues of approximately $5.5 billion, designs, manufactures and markets electronic, electrical and electro-optic connection devices and associated application tools and machines. Pursuant to the merger agreement, shareholders of AMP received 0.7507 Tyco common shares in exchange for each outstanding share of AMP. A total of approximately 164 million shares were issued in this transaction.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling of interests method of accounting. Upon publication of the Company's financial statements for a period which includes April 2, 1999, these supplemental consolidated financial statements will become the historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

EXHIBIT
NUMBER                               TITLE
-------                              -----

 23.1     Consent of PricewaterhouseCoopers

 23.2     Consent of Arthur Andersen LLP (Houston)

 23.3     Consent of Deloitte & Touche LLP

 23.4     Consent of Arthur Andersen LLP (Philadelphia)

 99.1 Supplemental Consolidated Financial Statements of Tyco International Ltd. as of September 30, 1998 and 1997 and for the fiscal year ended September 30, 1998, the nine month fiscal year ended September 30, 1997 and the year ended December 31, 1996 and Reports of Independent Accountants thereon.

 99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations -- September 30, 1998.

 99.3     Schedule II -- Valuation and Qualifying Accounts for Tyco
          International Ltd.

 99.4 Supplemental Consolidated Financial Statements of Tyco International Ltd. as of March 31, 1999 (unaudited) and September 30, 1998 and for the quarters and six months ended March 31, 1999 and 1998 (unaudited).

 99.5 Management's Discussion and Analysis of Financial Condition and Results of Operations -- March 31, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          TYCO INTERNATIONAL LTD.


                                          By /s/ MARK H. SWARTZ
                                             -----------------------------------
                                             Mark H. Swartz
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)


Date: June 3, 1999

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER
-------

 23.1     Consent of PricewaterhouseCoopers

 23.2     Consent of Arthur Andersen LLP (Houston)

 23.3     Consent of Deloitte & Touche LLP

 23.4     Consent of Arthur Andersen LLP (Philadelphia)

 99.1 Supplemental Consolidated Financial Statements of Tyco International Ltd. as of September 30, 1998 and 1997 and for the fiscal year ended September 30, 1998, the nine month fiscal year ended September 30, 1997 and the year ended December 31, 1996 and Reports of Independent Accountants thereon.

 99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations -- September 30, 1998.

 99.3     Schedule II -- Valuation and Qualifying Accounts for Tyco
          International Ltd.

 99.4 Supplemental Consolidated Financial Statements of Tyco International Ltd. as of March 31, 1999 (unaudited) and September 30, 1998 and for the quarters and six months ended March 31, 1999 and 1998 (unaudited).

 99.5 Management's Discussion and Analysis of Financial Condition and Results of Operations -- March 31, 1999.